Fortress

Discussion Materials

21 March 2011
Strictly Private and Confidential

Table of Contents

1. Fortress Share Price

Share Price Performance Since NASDAQ Listing

Share Price and Volume Weighted Average Prices
(US$ per share)

	VWAP	VWAP - adjusted[1]
Since Completion of Merger	6.89	6.88
Last One Year	6.94	6.94
Last Six Months	6.55	6.45
Last Three Months	5.45	5.45
Last One Month	5.20	5.20
Since Oct'2010 Offering	6.29	6.07
Current Share Price	5.73	
52wk High	8.61	
52wk Low	4.60	

Note: (1) Excludes trading volume on 26 October 2010 (2.9m shares).



Oct'2010 Offering Price - $7.00
Share Price ($)
Volume ('000)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
5,500.0
4,400.0
3,300.0
2,200.0
1,100.0
0.0
+12.9%
+2.3%
(17.0%)
Apr'2010: Signs a cooperation agreement with China Telecom Corporation
June'2010: Issues Q1 2011 guidance in-line with estimates; FY2011 2011 guidance above estimates
Aug'2010: Announces public offering of 12m shares but postpones it the next day due to volatile markets
Oct'2010: Public offering of 7m shares
12/17/09
1/17/10
2/17/10
3/17/10
4/17/10
5/17/10
6/17/10
7/17/10
8/17/10
9/17/10
10/17/10
11/17/10
12/17/10
1/17/11
2/17/11
3/17/11
Volume ('000)
S&P
Hang Seng
Fortress

Note: Market data as of 18/03/2011. Hang Seng and SP500 rebased to Fortress share price as of 17/12/2009.
Source: FactSet.

citi

Shareholder Analysis

Shareholding Structure Overview



Implied Retail Holdings 14.8%
Institutional Holdings 7.6%
Insider Holdings 77.6%

Free Float Analysis

1) Retail Holdings

Institution	Current Holding	% Ownership
Total Retail Holding	8,835,634	14.76%

2) Institutional Holdings (Over Time)

Shareholder	Current Position[1]	Percent Held[1]	Estimated Cost Basis[2]	Shares Held: Current	Dec-10	Sep-10	Jun-10	Mar-10	Dec-09	Sep-09
FIL Investment Management (Hong Kong) Ltd.	3,915,500	6.54%	6.17[3]	3,915,500	2,219,925	0	0	0	0	0
Kleinheinz Capital Partners, Inc.	500,200	0.84%	NA	500,200	500,200	NA	NA	NA	NA	NA
INVESCO PowerShares Capital Management LLC	108,316	0.18%	6.70	108,316	108,316	0	79	159	0	0
Akros Capital LLC	14,706	0.02%	NA	14,706	14,706	NA	NA	NA	NA	NA
WEGENER LLC	11,100	0.02%	7.93	11,100	11,100	11,100	0	0	0	0
Menora Mivtachim Mutual Funds Ltd.	3,850	0.01%	6.79	3,850	3,850	3,850	3,850	5,850	4,000	0
The California Public Employees Retirement System	0	0.00%	-	0	0	89,250	0	0	0	0
Advisors Asset Management, Inc.	0	0.00%	-	0	0	695	0	0	0	0
Altvo Capital Management	0	0.00%	-	0	0	13,554	0	0	0	0
Mitsubishi UFJ Asset Management Co. Ltd.	0	0.00%	-	0	0	112,500	102,500	0	0	0
Institutional Shareholders	**4,553,672**	**7.61%**								
Periodic Volume Wtd. Average Price				**$5.47**	**$6.70**	**$7.33**	**$6.71**	**$6.16**	**$7.38**	**$7.44**

Increased Position | Decreased Position | No Change

(1) Based on a share count of 59.9m
(2) Based on FIFO method
(3) Based on existing disclosure, assumes no holdings before Q4'2010.

Source: FactSet, Bloomberg and Company Filings.

citi

2. Comparable Companies

Comparable Companies Analysis

USD millions	Market Cap.	Firm Value	Price / Earnings Mar-11	Price / Earnings Mar-12	EV / EBITDA Mar-11	EV / EBITDA Mar-12	P / E / G Mar-11	2011 - 2013 CAGR Sales	2011 - 2013 CAGR EBITDA	2011 - 2013 CAGR EPS	2011 EBITDA Margin	Net Debt / 2011 EBITDA
Fortress (Factset Consensus)	345	529	7.3x	7.1x	6.4x	5.7x	0.6x	15.6%	11.9%	13.2%	7.4%	2.2x
US Listed Chinese Retailers												
China Nepstar Chain Drugstore Inc.	386	214	64.1x	35.3x	12.4x	9.3x	1.4x	10.4%	23.2%	45.7%	4.8%	NC
Country Style Cooking Restaurant Chain Co. Ltd.	400	391	33.7x	25.8x	23.0x	15.4x	0.9x	49.4%	49.0%	36.5%	13.3%	NC
China Xiniya Fashion	255	218	6.3x	5.7x	4.7x	3.5x	0.3x	28.5%	38.4%	19.3%	32.2%	NC
QKL Stores Inc.	88	39	8.8x	7.7x	2.0x	1.4x	0.5x	24.9%	31.2%	18.9%	6.2%	NC
China Jo-Jo Drugstores Inc.	44	39	5.1x	4.5x	3.0x	2.7x	0.2x	32.6%	22.9%	22.3%	18.4%	NC
Mean			**23.6x**	**15.8x**	**9.0x**	**6.5x**	**0.7x**	**29.2%**	**32.9%**	**28.5%**	**15.0%**	**NC**
Median			**8.8x**	**7.7x**	**4.7x**	**3.5x**	**0.5x**	**28.5%**	**31.2%**	**22.3%**	**13.3%**	**NC**
A Share Listed Electrical Retailers												
Suning Appliance Co. Ltd.	14,463	13,427	17.5x	13.7x	11.3x	9.4x	1.3x	13.6%	9.2%	13.7%	7.9%	NC
Shenzhen Aisidi Co. Ltd.	3,060	2,761	25.7x	21.0x	18.2x	14.5x	1.4x	18.3%	21.8%	18.8%	7.3%	NC
Telling Telecommunication Holding Co. Ltd.	1,877	2,240	34.5x	25.0x	22.9x	17.0x	1.1x	18.8%	29.1%	31.0%	2.9%	2.5x
Mean			**25.9x**	**19.9x**	**17.5x**	**13.6x**	**1.2x**	**16.9%**	**20.0%**	**21.2%**	**6.0%**	**2.5x**
Median			**25.7x**	**21.0x**	**18.2x**	**14.5x**	**1.3x**	**18.3%**	**21.8%**	**18.8%**	**7.3%**	**2.5x**
H Share Listed Electrical Retailers												
GOME Electrical Appliances Holding Ltd.	5,283	3,780	16.0x	13.2x	7.8x	6.7x	0.7x	13.2%	19.0%	21.8%	5.6%	NC
Huiyin Household Appliances (Holdings) Co. Ltd.	208	155	10.7x	9.1x	5.4x	4.2x	0.5x	29.5%	25.8%	20.2%	10.0%	NC
Mean			**13.4x**	**11.1x**	**6.6x**	**5.4x**	**0.6x**	**21.4%**	**22.4%**	**21.0%**	**7.8%**	**NC**
Median			**13.4x**	**11.1x**	**6.6x**	**5.4x**	**0.6x**	**21.4%**	**22.4%**	**21.0%**	**7.8%**	**NC**
Other International Electrical Retailers												
Best Buy Co. Inc.	12,429	13,992	9.4x	8.7x	4.2x	4.1x	1.2x	3.3%	6.0%	7.6%	6.5%	0.3x
Synnex Technology International Corp.	3,555	4,042	17.2x	14.3x	21.2x	16.6x	0.8x	19.5%	25.4%	20.4%	2.0%	2.6x
Carphone Warehouse Group PLC	2,739	1,664	26.2x	20.0x	NM	NM	0.9x	NM	NM	30.2%	NM	NC
JB Hi-Fi Ltd.	1,991	2,009	15.1x	12.9x	9.1x	7.9x	1.0x	13.4%	14.8%	15.6%	7.4%	0.1x
RadioShack Corp.	1,736	1,693	8.0x	7.2x	3.9x	3.7x	0.6x	5.3%	10.5%	14.5%	9.4%	NC
Dixons Retail PLC	961	1,215	8.6x	6.6x	2.6x	2.3x	0.3x	2.6%	12.3%	30.0%	3.4%	0.4x
Kesa Electricals PLC	1,062	891	12.2x	9.8x	2.7x	2.5x	0.6x	2.6%	8.8%	21.8%	4.0%	NC
Brightpoint Inc.	858	907	18.5x	12.5x	8.9x	7.7x	0.5x	12.7%	15.3%	35.5%	2.7%	0.5x
Mean			**14.4x**	**11.5x**	**7.5x**	**6.4x**	**0.7x**	**8.5%**	**13.3%**	**22.0%**	**5.1%**	**0.8x**
Median			**13.6x**	**11.2x**	**4.2x**	**4.1x**	**0.7x**	**5.3%**	**12.3%**	**21.1%**	**4.0%**	**0.4x**

Source: Factset, analyst research, company filings.
Note: Financials calenderised to March year end. Market data as of 18/03/2011.

Historical Valuation Evolution: PE

NTM P / E Evolution

	NTM P/E Multiple as of, 30-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	Current
Fortress	12.1x	11.0x	12.3x	6.4x	7.1x
GOME	18.8x	16.6x	15.0x	16.1x	13.6x
Huiyin	16.5x	11.7x	14.7x	13.6x	9.7x
US-listed Chinese Retailers	22.3x	14.9x	18.4x	21.5x	18.0x
A-Listed Electrical Retailers	22.2x	25.3x	25.3x	21.8x	19.7x
Global Electrical Retailers	13.5x	11.5x	12.8x	12.6x	11.7x
Fortress - (Discount) / Premium to:					
GOME	*(35.7%)*	*(34.2%)*	*(18.1%)*	*(60.4%)*	*(48.2%)*
Huiyin	*(26.8%)*	*(6.4%)*	*(16.5%)*	*(53.2%)*	*(27.2%)*



NTM P/E (x)
39
34
29
24
19
14
9
4
03/03/10
06/02/10
09/01/10
12/01/10
03/02/11
A-Share Listed Elect. Retailers: 19.7x(1)
US-listed Chinese Retailers: 18.0x
GOME: 13.6x
Global Elect. Retailers: 11.7x
Huiyin: 9.7x
Fortress: 7.1x(2)
Fortress
GOME EA
Huiyin HA
US-listed Chinese Retailers
A-Listed Electrical Retailers
Global Electrical Retailers

(1) Note: unavailability of multiples data for Telling Telecommunication Holdings.
(2) Broker consensus forecasts for Fortress unavailable before March 2010.
Source: FactSet (Market data as of 18/03/2011).

How Do Brokers Look at Valuation?

Fortress Valuation Methodologies Overview

Broker	Target Price ($ / share)	Valuation Methodology
Bank of America Merrill Lynch 14/03/2011	$7.5	• PE valuation seen as less meaningful given that Fortress is in a business model transition and subject to high earnings volatility • BASML valuation based on 75% of DCF and 25% of P/E valuation – DCF value is US$7.6 (13.9% WACC / 3% terminal growth rate) – P/E based value is US$7.4, derived from 10x FY2012E PE of US$0.74, in-line with its historical average
Oppenheimer 14/03/2011	NA	• Looks at PE and PEG to compare current trading with peers (US retail, China consumer ADS and Asia-traded telecom and consumer companies)
Roth 14/03/2011	$8.0	• PE-based valuation – 10.1x multiple applied to FY11 EPS estimate of $0.78, a discount to peers in the U.S and in China
Jefferies 13/12/2010	$7.0	• PE-based valuation – 8.0x multiple applied to FY12 EPS estimate of $0.88
Rodman & Renshaw 01/12/2010	$10.0	• PE-based valuation – ~11x multiple applied to FY11 EPS estimate, in-line with comparable companies listed in China and the US
RedChip 31/10/2010	$10.5	• 50/50 combination of DCF (to reflect significant growth in free cash flow) and P/E (to reflect earnings growth) of the Company – P/E based value is $10.30 per share, reflecting 25% discount to peer median FY11 P/E of 16.0x – DCF value of $10.75 per share (5-year DCF with 11.7% WACC and 5% terminal growth rate)
Average	**$8.6**	
Median	**$8.0**	

Source: Equity Research

How Do Brokers Look at Valuation? (Cont.)

Peers Valuation: Comparison with Other Chinese Eletrical Retailers

Company / Broker Valuation Methodologies	Comments
GOME HSBC (PE), Mizuho (PE), BNP (PE) Daiwa (DCF), RBS (DCF), BASML (blended)	• DCF approach aims to look at long-term development, and avoid near-term impact of corporate governance distractions • P/E camp argues that quality of earnings should improve with more focus on productivity enhancement vs. pure expansion
Huiyin Household Appliances BNP (SOTP based on PE)	• PE-based SOTP valuation reflects different valuations assigned to distribution and retail business • Small-cap discount included

Peers Valuation: Comparison with Selected International Electrical Retailers

Companies	Comments
Best Buy, Carphone Warehouse, RadioShack, Dixons Retail	• **Best Buy:** Generally PE-based valuation, taking into account near-term risks related to international expansion • **Carphone Warehouse:** SOTP valuation, given the potential to release value from certain assets (e.g. Virgin Mobile stake, freehold property assets); brokers generally use PE-multiples but also look at EV / EBIT multiples or DCF • **RadioShack:** Wide range of methodologies, including EV / EBITDA and/or PE • **Dixons Retail:** Mostly EV / EBIT (standalone and SOTP) and DCF; PE used to a lesser extent due to high interest charge and high tax rate

Note: Analysis based only on reports published in the past six months.
Source: Equity Research.

3. Precedent Transactions

Precedent Transactions

Date Announced	Acquiror	Target	Target Country	Stake Acquired	Implied Enterprise Value (US$ m)	Enterprise Value / LTM Sales	Enterprise Value / LTM EBITDA
China Retail							
Oct-09	Lotte Shopping	Times Limited	China	100.0%	643	1.1x	16.3x
Aug-09	TPG / Hony Capital	Wumart	China	8.0%	1,827	1.4x	13.6x
Jun-09	Bain Capital	GOME Electrical Appliances	China	10.9%(1)	2,247	0.3x	6.8x
May-09	TPG	Daphne	China	14.5%(2)	931	1.4x	9.0x
Jan-09	Pou Sheng International	Farsighted International	China	70.0%	155	NA	4.7x
Aug-08	GOME	Yongle (China) Electronics Retail	China	10.0%	1,187	0.6x	NA
Apr-08	Belle International	Mirabell International	China	100.0%	181	1.5x	14.7x
Jan-08	Lotte Shopping	Makro China	China	51.0%	174	1.5x	NA
Dec-07	GOME	Dazhong Electrical Appliance	China	100.0%	488	0.6x	NA
May-07	Chia Tai Enterprises	Shanghai Lotus	China	100.0%	367	0.6x	NA
Jul-06	GOME	China Paradise Electronics Retail	China	100.0%	529	0.3x	10.2x
May-06	Best Buy	Jiangsu Five Star Appliance	China	75.0%	302	0.4x	NA
		Min			**$ 155**	**0.3x**	**4.7x**
		Mean			**753**	**0.9**	**10.8**
		Median			**508**	**0.6**	**10.2**
		Max			**2,247**	**1.5**	**16.3**
Global Electronics Retail							
Jan-10	Foreign Investors	Himart Co	Korea	20.8%	1,877	0.8x	11.0x
May-08	Best Buy	Carphone Warehouse Group (Retail)	UK	50.0%	4,253	0.7x	7.7x
Jan-08	Eugene Corporation	Himart Co	Korea	100.0%	2,201	0.9x	12.2x
		Min			**$ 1,877**	**0.7x**	**7.7x**
		Mean			**2,777**	**0.8**	**10.3**
		Median			**2,201**	**0.8**	**11.0**
		Max			**4,253**	**0.9**	**12.2**

Key Notes

Enterprise Value in US$ million; Exchange rate at announcement date used where necessary; Multiples based on LTM or latest fiscal year, unless otherwise specified.
(1) Assumes full conversion of convertible bonds issued to Bain Capital at transaction closing date.

(2) Assumes full conversion of convertible bonds and warrants issued to TPG at transaction closing date.

4. DCF Analysis

Model Financials: Comparison with Brokers

Sales Forecasts

Group Sales

Total Sales
(US$ in millions)

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	854	1,159	1,358	1,567	1,776	1,982
BoA/ML	854	1,102	1,359	1,570		
Roth Capital	854	1,121	1,403			
Rodman & Renshaw	854	1,133				
Oppenheimer	854	1,100	1,268	1,441		
Redchip	854	1,120	1,378			
Broker Consensus	854	1,123	1,353	1,522	1,776	1,982
Model	854	1,118	1,341	1,551	1,738	1,940
Model vs. Cons.	-	*(0.4%)*	*(0.9%)*	*1.8%*	*(2.2%)*	*(2.1%)*

Year-on-Year Sales Growth

	2010	2011F	2012F	2013F	2014F	2015F	CAGR (10-13)	CAGR (13-15)
Jefferies	49.6%	35.7%	17.2%	14.6%	14.1%	11.6%	22.2%	12.8%
BoA/ML	49.6%	29.1%	23.3%	15.5%			22.6%	-
Roth Capital	49.6%	31.3%	25.2%				-	-
Rodman & Renshaw	49.6%	32.7%					-	-
Oppenheimer	49.6%	28.8%	15.2%	13.7%			19.1%	-
Redchip	49.6%	31.2%	23.0%				-	-
Broker Consensus	49.6%	31.5%	20.6%	14.6%	14.1%	11.6%	21.3%	14.1%
Model	49.6%	30.9%	19.9%	15.6%	12.1%	11.6%	22.0%	11.9%

Retail Sales

Retail Sales
(US$ in millions)

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	439	661	810	953	1,113	1,266
BoA/ML	439	606	791	946		
Roth Capital	439	623	878			
Oppenheimer	439	594	721	850		
Broker Consensus	439	621	800	917	1,113	1,266
Model	439	621	810	993	1,163	1,350
Model vs. Cons.		*(0.1%)*	*1.3%*	*8.3%*	*4.5%*	*6.6%*

Distribution Sales
(US$ in millions)

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	416	499	549	603	664	717
BoA/ML	416	490	539	588		
Roth Capital	416	498	525			
Oppenheimer	416	507	547	591		
Broker Consensus	416	498	540	594	664	717
Model	416	513	549	577	595	611
Model vs. Cons.		*3.0%*	*1.7%*	*(2.9%)*	*(10.3%)*	*(14.8%)*

Distribution Sales

Retail Year-on-Year Sales Growth

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	168.2%	50.6%	22.6%	17.7%	16.7%	13.7%
BoA/ML	168.2%	38.7%	30.0%	19.7%		
Roth Capital	168.2%	42.1%	40.9%			
Oppenheimer	168.2%	35.4%	21.4%	18.0%		
Broker Consensus	168.2%	41.7%	28.7%	18.5%	16.7%	13.7%
Model	168.2%	41.6%	30.4%	22.6%	17.1%	16.1%

Distribution Year-on-Year Sales Growth

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	2.1%	20.0%	10.0%	10.0%	10.0%	8.0%
BoA/ML	2.1%	18.0%	10.0%	9.0%		
Roth Capital	2.1%	19.8%	5.5%			
Oppenheimer	2.1%	21.9%	8.0%	8.0%		
Broker Consensus	2.1%	19.9%	8.4%	9.0%	10.0%	8.0%
Model	2.1%	23.5%	7.0%	5.0%	3.2%	2.6%

Model Financials: Comparison with Brokers (Cont.)

Profitability Forecasts

EBITDA Margin

Group EBITDA Margin

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	7.8%	7.2%	7.5%	7.5%	7.2%	7.3%
BoA/ML	7.8%	7.6%	6.9%	6.9%		
Roth Capital	7.8%					
Rodman & Renshaw	7.8%	6.9%				
Oppenheimer	7.8%	7.7%	6.9%	7.2%		
Redchip	7.8%	8.4%	8.5%			
Broker Consensus	7.8%	7.6%	7.5%	7.2%	7.2%	7.3%
Model	7.8%	6.8%	6.7%	6.7%	6.7%	6.6%

Net Income Margin

Group Net Income Margin

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	3.7%	4.2%	4.4%	4.5%	4.3%	4.4%
BoA/ML	3.7%	3.8%	3.5%	3.7%		
Roth Capital	3.7%	3.9%	3.7%			
Rodman & Renshaw	3.7%	3.9%				
Oppenheimer	3.7%	4.0%	3.7%	4.0%		
Redchip	3.7%	4.0%	4.9%			
Broker Consensus	3.7%	4.0%	4.0%	4.0%	4.3%	4.4%
Model	3.7%	3.6%	3.8%	3.8%	3.9%	3.8%

Divisional Gross Profit Margins

Retail Gross Profit Margin

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	16.9%	18.4%	18.4%	18.4%	18.4%	18.4%
BoA/ML	16.9%	18.3%	18.5%	18.8%		
Roth Capital	16.9%	18.0%	17.5%			
Oppenheimer	16.9%	17.9%	17.9%	18.1%		
Broker Consensus	16.9%	18.2%	18.1%	18.4%	18.4%	18.4%
Model	16.9%	17.3%	18.0%	18.6%	19.5%	20.2%

Distribution Gross Profit Margin

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	13.3%	12.3%	8.9%	7.9%	6.9%	6.9%
BoA/ML	13.3%	12.4%	11.0%	9.7%		
Roth Capital	13.3%	13.4%	13.6%			
Oppenheimer	13.3%	14.1%	13.7%	13.7%		
Broker Consensus	13.3%	13.0%	11.8%	10.4%	6.9%	6.9%
Model	13.3%	11.5%	9.6%	8.7%	8.1%	7.9%

Key Cash Flow Items

Change in Working Capital[1]

Change in Working Capital

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	(37.1)	(15.4)	(18.1)	(19.8)	(22.0)	(20.6)
BoA/ML	(37.1)	(32.2)	(27.0)	(24.7)		
Roth Capital	(37.1)	(26.6)	(35.1)			
Rodman & Renshaw						
Oppenheimer	(37.1)	(37.0)	(29.2)			
Redchip						
Broker Consensus	(37.1)	(27.8)	(27.4)	(22.3)	(22.0)	(20.6)
Model	(37.1)	(26.0)	(2.7)	(1.4)	0.2	1.0
Model vs. Cons.		*(6.5%)*	*(90.2%)*	*(93.9%)*	*(100.9%)*	*(104.7%)*

(1) Change in operating assets and liabilities.

Total Capex

TOTAL Capex

	2010	2011F	2012F	2013F	2014F	2015F
Jefferies	(74.8)	(76.7)	(40.0)	(47.1)	(44.7)	(47.1)
BoA/ML	(74.8)	(117.9)	(35.6)	(35.9)		
Roth Capital	(74.8)	(101.5)	(74.8)			
Rodman & Renshaw						
Oppenheimer	(74.8)	(45.1)	(45.1)			
Redchip	(74.8)	(59.2)	(8.3)			
Broker Consensus	(74.8)	(80.1)	(40.8)	(41.5)	(44.7)	(47.1)
Model	(74.8)	(61.5)	(47.2)	(27.8)	(32.5)	(37.3)
Model vs. Cons.		*(23.2%)*	*15.8%*	*(33.0%)*	*(27.3%)*	*(20.7%)*

citi

DCF Valuation: Base Case

DCF Valuation Ranges for Base Case: Sensitivities to WACC and Terminal LTM EBITDA Multiple

	Terminal EBITDA Multiple Range				
	5.5x	6.0x	6.5x	7.0x	7.5x
	Terminal Value				
	767	837	907	977	1,046

WACC	Firm Value as of March 31, 2011 ($ in mil.)				
8.0%	728	778	827	876	926
9.0%	701	749	796	843	891
10.0%	676	721	767	812	858
11.0%	651	695	739	782	826
12.0%	628	670	712	754	796

WACC	Implied LTM EV / EBITDA Multiple[1]				
8.0%	9.8x	10.5x	11.1x	11.8x	12.5x
9.0%	9.4x	10.1x	10.7x	11.4x	12.0x
10.0%	9.1x	9.7x	10.3x	10.9x	11.6x
11.0%	8.8x	9.4x	9.9x	10.5x	11.1x
12.0%	8.5x	9.0x	9.6x	10.2x	10.7x

WACC	Implied Perpetuity Growth Rate				
8.0%	(3.1%)	(2.2%)	(1.5%)	(0.9%)	(0.4%)
9.0%	(2.2)	(1.3)	(0.6)	0.0	0.6
10.0%	(1.3)	(0.4)	0.3	0.9	1.5
11.0%	(0.4)	0.5	1.2	1.9	2.4
12.0%	0.5	1.4	2.1	2.8	3.3

	Terminal EBITDA Multiple Range				
	5.5x	6.0x	6.5x	7.0x	7.5x
	Terminal Value				
	767	837	907	977	1,046

WACC	Equity Value ($ in mil.)				
8.0%	581	630	679	729	778
9.0%	554	601	648	696	743
10.0%	528	574	619	664	710
11.0%	504	547	591	635	678
12.0%	480	522	564	606	648

WACC	Value Per Share (US$)				
8.0%	8.7	9.5	10.2	10.9	11.7
9.0%	8.3	9.0	9.7	10.5	11.2
10.0%	7.9	8.6	9.3	10.0	10.7
11.0%	7.6	8.2	8.9	9.5	10.2
12.0%	7.2	7.8	8.5	9.1	9.7

WACC	Upside (Downside) to Current Share Price[2]				
8.0%	*52.3%*	*65.2%*	*78.1%*	*91.1%*	*104.0%*
9.0%	*45.2%*	*57.6%*	*70.0%*	*82.4%*	*94.8%*
10.0%	*38.5%*	*50.4%*	*62.3%*	*74.2%*	*86.1%*
11.0%	*32.1%*	*43.5%*	*55.0%*	*66.4%*	*77.8%*
12.0%	*26.0%*	*37.0%*	*47.9%*	*58.9%*	*69.9%*

(1) March'11 LTM EBITDA of $74.2m as per mode.
(2) Share price of $5.73 as of 18/03/2011.

citi

DCF Valuation: Sensitivities to Growth and Margins

Sensitivities to Growth and Margins @ 10% WACC and 6.5x Terminal LTM EBITDA Multiple

Firm Value as of March 31, 2011 ($ in mil.)

Incremental Sales Growth (% p.a.)	Incremental EBITDA Margin (% p.a.)				
	(2.0%)	(1.0%)	0.0%	1.0%	2.0%
(2.0%)	671	717	763	808	854
(1.0%)	672	718	765	811	857
0.0%	673	720	767	813	860
1.0%	675	722	769	816	863
2.0%	676	723	771	818	866

Value Per Share (US$)

Incremental Sales Growth (% p.a.)	Incremental EBITDA Margin (% p.a.)				
	(2.0%)	(1.0%)	0.0%	1.0%	2.0%
(2.0%)	7.9	8.5	9.2	9.9	10.6
(1.0%)	7.9	8.6	9.3	10.0	10.7
0.0%	7.9	8.6	9.3	10.0	10.7
1.0%	7.9	8.6	9.3	10.0	10.7
2.0%	7.9	8.6	9.4	10.1	10.8

Implied LTM EV / EBITDA Multiple[1]

Incremental Sales Growth (% p.a.)	Incremental EBITDA Margin (% p.a.)				
	(2.0%)	(1.0%)	0.0%	1.0%	2.0%
(2.0%)	9.0x	9.7x	10.3x	10.9x	11.5x
(1.0%)	9.1x	9.7x	10.3x	10.9x	11.5x
0.0%	9.1x	9.7x	10.3x	11.0x	11.6x
1.0%	9.1x	9.7x	10.4x	11.0x	11.6x
2.0%	9.1x	9.7x	10.4x	11.0x	11.7x

Discount / Premium to Current Share Price[2]

Incremental Sales Growth (% p.a.)	Incremental EBITDA Margin (% p.a.)				
	(2.0%)	(1.0%)	0.0%	1.0%	2.0%
(2.0%)	*37.2%*	*49.2%*	*61.2%*	*73.2%*	*85.3%*
(1.0%)	*37.5%*	*49.6%*	*61.8%*	*73.9%*	*86.0%*
0.0%	*37.8%*	*50.1%*	*62.3%*	*74.5%*	*86.8%*
1.0%	*38.2%*	*50.5%*	*62.9%*	*75.2%*	*87.6%*
2.0%	*38.5%*	*50.9%*	*63.4%*	*75.9%*	*88.3%*

(1) March'11 LTM EBITDA of $74.2m as per model.
(2) Share price of $5.73 as of 18/03/2011.

citi

DCF Valuation: Adjusted WC Case

Adjusted WC

DCF Valuation Ranges for Adjusted Case: Sensitivities to WACC and Terminal LTM EBITDA Multiple

	Terminal EBITDA Multiple Range				
	5.5x	6.0x	6.5x	7.0x	7.5x
	Terminal Value				
	767	837	907	977	1,046
WACC	**Firm Value as of March 31, 2011 ($ in mil.)**				
8.0%	634	684	733	782	832
9.0%	610	657	704	752	799
10.0%	586	631	677	722	768
11.0%	563	607	651	694	738
12.0%	542	584	626	668	709
WACC	**Implied LTM EV / EBITDA Multiple[1]**				
8.0%	8.5x	9.2x	9.9x	10.5x	11.2x
9.0%	8.2x	8.8x	9.5x	10.1x	10.8x
10.0%	7.9x	8.5x	9.1x	9.7x	10.3x
11.0%	7.6x	8.2x	8.8x	9.4x	9.9x
12.0%	7.3x	7.9x	8.4x	9.0x	9.6x
WACC	**Implied Perpetuity Growth Rate**				
8.0%	0.1%	0.7%	1.2%	1.7%	2.1%
9.0%	1.0	1.6	2.2	2.6	3.0
10.0%	1.9	2.6	3.1	3.6	4.0
11.0%	2.9	3.5	4.0	4.5	4.9
12.0%	3.8	4.4	5.0	5.4	5.9

	Terminal EBITDA Multiple Range				
	5.5x	6.0x	6.5x	7.0x	7.5x
	Terminal Value				
	767	837	907	977	1,046
WACC	**Equity Value ($ in mil.)**				
8.0%	487	536	585	635	684
9.0%	462	509	557	604	651
10.0%	438	484	529	574	620
11.0%	416	459	503	547	590
12.0%	394	436	478	520	562
WACC	**Value Per Share (US$)**				
8.0%	7.3	8.1	8.8	9.5	10.3
9.0%	6.9	7.7	8.4	9.1	9.8
10.0%	6.6	7.3	7.9	8.6	9.3
11.0%	6.2	6.9	7.6	8.2	8.9
12.0%	5.9	6.6	7.2	7.8	8.4
WACC	**Upside (Downside) to Current Share Price[2]**				
8.0%	*27.6%*	*40.6%*	*53.5%*	*66.4%*	*79.4%*
9.0%	*21.1%*	*33.5%*	*45.9%*	*58.3%*	*70.8%*
10.0%	*14.9%*	*26.8%*	*38.7%*	*50.6%*	*62.5%*
11.0%	*9.0%*	*20.4%*	*31.9%*	*43.3%*	*54.7%*
12.0%	*3.4%*	*14.3%*	*25.3%*	*36.3%*	*47.3%*

Note: Change in Working Capital as percentage of change in sales taken as per broker consensus and applied to sales forecasts as per model.

(1) March'11 LTM EBITDA of $74.2m as per model.

(2) Share price of $5.73 as of 18/03/2011.

DCF Valuation: Sensitivities to Growth and Margins

Adjusted WC

Sensitivities to Growth and Margins @ 10% WACC and 6.5x Terminal LTM EBITDA Multiple

Firm Value as of March 31, 2011 ($ in mil.)

Incremental Sales Growth (% p.a.)	Incremental EBITDA Margin (% p.a.)				
	(2.0%)	(1.0%)	0.0%	1.0%	2.0%
(2.0%)	594	640	686	731	777
(1.0%)	589	635	681	727	774
0.0%	583	630	677	723	770
1.0%	578	625	672	719	767
2.0%	573	620	668	715	763

Value Per Share (US$)

Incremental Sales Growth (% p.a.)	Incremental EBITDA Margin (% p.a.)				
	(2.0%)	(1.0%)	0.0%	1.0%	2.0%
(2.0%)	6.7	7.4	8.1	8.8	9.5
(1.0%)	6.6	7.3	8.0	8.7	9.4
0.0%	6.5	7.2	7.9	8.7	9.4
1.0%	6.5	7.2	7.9	8.6	9.3
2.0%	6.4	7.1	7.8	8.5	9.2

Implied LTM EV / EBITDA Multiple[(1)]

Incremental Sales Growth (% p.a.)	Incremental EBITDA Margin (% p.a.)				
	(2.0%)	(1.0%)	0.0%	1.0%	2.0%
(2.0%)	8.0x	8.6x	9.2x	9.9x	10.5x
(1.0%)	7.9x	8.6x	9.2x	9.8x	10.4x
0.0%	7.9x	8.5x	9.1x	9.7x	10.4x
1.0%	7.8x	8.4x	9.1x	9.7x	10.3x
2.0%	7.7x	8.4x	9.0x	9.6x	10.3x

Discount / Premium to Current Share Price[(2)]

Incremental Sales Growth (% p.a.)	Incremental EBITDA Margin (% p.a.)				
	(2.0%)	(1.0%)	0.0%	1.0%	2.0%
(2.0%)	17.0%	29.0%	41.0%	53.1%	65.1%
(1.0%)	15.6%	27.7%	39.9%	52.0%	64.1%
0.0%	14.2%	26.5%	38.7%	51.0%	63.2%
1.0%	12.9%	25.2%	37.6%	49.9%	62.3%
2.0%	11.5%	24.0%	36.4%	48.9%	61.3%

Note: Change in Working Capital as percentage of change in sales taken as per broker consensus and applied to sales forecasts as per model.

(1) March'11 LTM EBITDA of $74.2m as per model.

(2) Share price of $5.73 as of 18/03/2011.

citi

5. LBO Analysis

LBO Analysis: Base Case

Assumptions Overview

Assumptions

- Entry in March 2011
- Leverage: 3.0x LTM EBITDA at midpoint
  - Assumed 6.5% cash interest
- Exit multiple is equal to entry multiple
- Financials projections as per model

IRR Sensitivity to Entry Price and Leverage Multiple

Assuming Exit in FY 2015 at Entry Multiple

Entry price ($)	Premium over Current (%)	Sponsor IRR – Debt / LTM EBITDA (x): 2.0x	2.5x	3.0x	3.5x	4.0x
5.50	*(4.0%)*	24.6%	26.4%	28.4%	31.0%	34.1%
5.75	*0.3%*	24.2%	25.9%	27.8%	30.1%	33.0%
6.00	*4.7%*	23.9%	25.4%	27.2%	29.4%	32.0%
6.25	*9.1%*	23.5%	25.0%	26.7%	28.7%	31.1%
6.50	*13.4%*	23.2%	24.6%	26.2%	28.1%	30.3%
6.75	*17.8%*	22.9%	24.2%	25.7%	27.5%	29.6%
7.00	*22.2%*	22.7%	23.9%	25.3%	27.0%	28.9%
7.25	*26.5%*	22.4%	23.6%	24.9%	26.5%	28.3%
7.50	*30.9%*	22.2%	23.3%	24.6%	26.0%	27.7%
7.75	*35.3%*	21.9%	23.0%	24.2%	25.6%	27.2%
8.00	*39.6%*	21.7%	22.7%	23.9%	25.2%	26.7%

Assuming Exit in FY 2016 at Entry Multiple

Entry price ($)	Premium over Current (%)	Sponsor IRR – Debt / LTM EBITDA (x): 2.0x	2.5x	3.0x	3.5x	4.0x
5.50	*(4.0%)*	22.9%	24.4%	26.2%	28.3%	31.0%
5.75	*0.3%*	22.5%	24.0%	25.6%	27.6%	30.0%
6.00	*4.7%*	22.2%	23.5%	25.1%	26.9%	29.2%
6.25	*9.1%*	21.9%	23.2%	24.6%	26.3%	28.4%
6.50	*13.4%*	21.6%	22.8%	24.2%	25.8%	27.7%
6.75	*17.8%*	21.3%	22.5%	23.8%	25.3%	27.1%
7.00	*22.2%*	21.1%	22.2%	23.4%	24.8%	26.5%
7.25	*26.5%*	20.8%	21.9%	23.1%	24.4%	25.9%
7.50	*30.9%*	20.6%	21.6%	22.7%	24.0%	25.5%
7.75	*35.3%*	20.4%	21.4%	22.4%	23.6%	25.0%
8.00	*39.6%*	20.2%	21.1%	22.1%	23.3%	24.6%

Entry Multiple

Implied Entry Multiple EV / LTM EBITDA
6.9x
7.1x
7.3x
7.5x
7.7x
7.9x
8.1x
8.3x
8.5x
8.7x
8.9x

LBO Analysis: Adjusted WC Case

Adjusted WC

Assumptions Overview

Assumptions

- Entry in March 2011
- Leverage: 3.0x LTM EBITDA at midpoint
  - Assumed 6.5% cash interest
- Exit multiple is equal to entry multiple
- Financial projections as per model but working capital adjusted as per broker consensus[1]

IRR Sensitivity to Entry Price and Leverage Multiple

Assuming Exit in FY 2015 at Entry Multiple

Entry price ($)	Premium over Current (%)	Sponsor IRR – Debt / LTM EBITDA (x) 2.0x	2.5x	3.0x	3.5x	4.0x
5.50	*(4.0%)*	21.2%	22.8%	24.6%	26.8%	29.5%
5.75	*0.3%*	21.0%	22.4%	24.1%	26.1%	28.6%
6.00	*4.7%*	20.7%	22.1%	23.6%	25.5%	27.8%
6.25	*9.1%*	20.5%	21.8%	23.2%	25.0%	27.1%
6.50	*13.4%*	20.3%	21.5%	22.9%	24.5%	26.5%
6.75	*17.8%*	20.1%	21.2%	22.5%	24.1%	25.9%
7.00	*22.2%*	19.9%	21.0%	22.2%	23.7%	25.4%
7.25	*26.5%*	19.7%	20.7%	21.9%	23.3%	24.9%
7.50	*30.9%*	19.5%	20.5%	21.7%	23.0%	24.5%
7.75	*35.3%*	19.4%	20.3%	21.4%	22.7%	24.1%
8.00	*39.6%*	19.2%	20.2%	21.2%	22.4%	23.7%

Assuming Exit in FY 2016 at Entry Multiple / *Entry Multiple*

Entry price ($)	Premium over Current (%)	Sponsor IRR – Debt / LTM EBITDA (x) 2.0x	2.5x	3.0x	3.5x	4.0x	Implied Entry Multiple EV / LTM EBITDA
5.50	*(4.0%)*	19.8%	21.2%	22.7%	24.6%	27.0%	6.9x
5.75	*0.3%*	19.6%	20.8%	22.3%	24.0%	26.2%	7.1x
6.00	*4.7%*	19.3%	20.5%	21.9%	23.5%	25.5%	7.3x
6.25	*9.1%*	19.1%	20.2%	21.5%	23.0%	24.9%	7.5x
6.50	*13.4%*	18.9%	20.0%	21.2%	22.6%	24.3%	7.7x
6.75	*17.8%*	18.7%	19.7%	20.9%	22.2%	23.8%	7.9x
7.00	*22.2%*	18.5%	19.5%	20.6%	21.9%	23.3%	8.1x
7.25	*26.5%*	18.4%	19.3%	20.3%	21.5%	22.9%	8.3x
7.50	*30.9%*	18.2%	19.1%	20.1%	21.2%	22.5%	8.5x
7.75	*35.3%*	18.1%	18.9%	19.9%	20.9%	22.2%	8.7x
8.00	*39.6%*	17.9%	18.7%	19.6%	20.7%	21.8%	8.9x

(1) Change in Working Capital as percentage of change in sales taken as per broker consensus and applied to sales forecasts as per model.

6. Precedent US Privatizations

Premium Paid in US Privatizations For Non-Control Acquisition

1- Day Premium



# of Deals 14
Mean 37.9%
Median 34.1%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Deals
7.1%
14.3%
21.4%
21.4%
35.7%
Less than 10%
10% - 20%
20% - 30%
30% - 40%
Over 40%
% Premium

1- Month Premium



# of Deals 14
Mean 43.2%
Median 31.5%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Deals
7.1%
7.1%
28.6%
28.6%
28.6%
Less than 10%
10% - 20%
20% - 30%
30% - 40%
Over 40%
% Premium

Source: Securities Data Corporation, Deal Intelligence System, for completed and pending deals above US$100mm, from 2006 onwards
Note: Special Committee was formed in all non-control acquisitions

US Listed Chinese Companies Going Private

Target	Business	Offer	Special Committee	Buyer / Buyer Group	Buyer's Insider Ownership	Premium
China Security & Surveillance Technology *(03/08/2011)*	• Listing: NYSE • Incorporated: Delaware • Market cap: $425m	• $6.50 per share in cash	• A Special Committee has been formed to consider the proposal	• Chairman and Chief Executive Officer, Guoshen Tu	• Owns 20.9% of China Security & Surveillance Technology	• 58.5% premium to last day prior to announcement of offer • Stock is currently trading at $4.74 (37.1%)
China Fire & Security Group *(03/07/2011)*	• Listing: NASDAQ • Incorporated: Florida • Market cap: $169m	• N/A	• A Special Committee has been formed to consider the proposal • Hired independent financial advisor to advise Committee	• Undisclosed PE firm	• N/A	• N/A
Chemspec International Limited *(11/11/2010)*	• Listing: NYSE (ADR) • Incorporated: Cayman Islands • Market cap: $261m	• $8.00 per ADS in cash	• Stated in going private announcement that the Board intends to form a Committee of Independent Directors	• Chairman, Jianhua Yang and Primavera Capital Management (Fred Hu)	• Owns 55.5% of Chemspec's shares	• 26.6% premium to last day prior to announcement of offer • Stock is currently trading at $7.19 (11.3%)
Fushi Copperweld *(11/03/2010)*	• Listing: NASDAQ • Incorporated: Nevada • Market cap: $321m	• $11.50 per share in cash	• A Special Committee has been formed to consider the proposal	• Chairman, Li Fu and Abax Global Capital	• Owns 29.2% of Fushi's shares	• 26.4% premium to last day prior to announcement of offer • Stock is currently trading at $8.49 (35.5%)
Harbin Electric *(10/11/2010)*	• Listing: NASDAQ • Incorporated: Nevada • Market cap: $523m	• $24.00 per share in cash	• Announced formation of Committee concurrently with announcement of going private proposal	• Chairman, Tianfu Yang [(1)]	• Owns 31% of Harbin	• 20.2% premium to last day prior to announcement of offer • Stock is currently trading at $16.75 (43.3%)
Qiao Xing Mobile Communications *(9/8/2010)*	• Listing: NYSE • Incorporated: British Virgin Islands • Market cap: $191m	• $4.26 per share in cash and stock mix [(2)]	• The investment bank serving as the advisor to the Special Committee was unable to render a fairness opinion, forcing the Board to be unable to make a recommendation *(see case study)*	• Parent company of Qiao Xing Mobile (Qiao Xing Universal Resources)	• Owns 56% of Qiao Xing Mobile	• ~55% premium to last day prior to announcement of offer • Stock is currently trading at $3.63 (~17%)
Tongjitang Chinese Medicines Company *(04/08/2010)*	• Listing: NYSE (ADR) • Incorporated: Cayman Islands • Market cap: $147m	• $4.50 per ADS • $1.125 per share in cash	• Formed Special Committee less than a week after receiving initial proposal • Comprised of 3 Independent Directors • Hired independent financial advisor to advise Committee	• Buyer group including Chairman Xiachun Chang, Fosun Industrial, Hanmax Investment, and Tonsun International	• Group owns 81% of Tongjitang	• 19.1% premium to last day prior to announcement of offer • Stock is currently trading at $4.34 (3.7%)
Sinoenergy Corporation *(10/12/2009)* *Completed date: (09/28/2010)*	• Listing: NASDAQ • Incorporated: Nevada	• $1.90 per share in cash	• Comprised of 4 Independent Directors • Hired independent financial advisor to advise Committee • Independent financial advisor announced that the offer was fair to he minority shareholders of Sinoenergy	• Skywide Capital Management Limited, (50% owned by Mr. Tianzhou Deng (Chairman) and 50% owned by Mr. Bo Huang (CEO)	• Owns 39.06% of Sinoenergy	• 48.4% premium to last day prior to announcement of offer
				Offer group ownership average	44.7%	Premium to last day prior to announcement: 36.3%

Note: Current price refers to closing price on 3/18/2011

(1) Original buyer group included Baring Private Equity Asia. On November 23, 2010, it was announced that Baring may not provide financing for transaction, and Yang will seek alternative sources of funding

(2) Consideration made up of: 1.9 shares of buyer and $0.80 in cash per share of Qiao Xing Mobile. $4.26 is an approximation of the offer value

citi

Precedents of Bid Bump-up After Special Committee Negotiation

Non-Controlled Acquisition (13 deals)


50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% Premium
14.4%
18.5%
+18.4%
37.3%
43.2%
Average Initial Bid Premia
Average bump up
Average Final Bid Premia
1 Day
1 Month

Source: Securities Data Corporation, Deal Intelligence System, for completed and pending deals above US$100mm, from 2006 onwards

Proposed Privatization of Qiao Xing Mobile Communication

Background of Transaction

- Qiao Xing Mobile Communication (QXM) is a cell phone manufacturer in China listed on the NYSE, incorporated in BVI (IPO date: May 8, 2007)
  - Majority owned by Qiao Xing Universal Resources (XING), one of the leading players in the telecommunication terminal products in China: 55.9%
- In 2009, XING changed its business focus from telecommunication to **mineral resources**

Strategic Options with regard to QXM shares owned by XING

1. Sale of QXM shares via private placement or distribution of its XING's QXM shares
   - Failed as offer price could not get agreed upon
2. Distributing XING's QXM shares to its shareholders
   - Failed, given low trading volume of QXM's share, it would be hard for XING's shareholders to monetize and given this alternative would not help strengthen XING's mining business
3. Privatization followed by spin-off of QXM (first considered in May 2010)
   - By mid-June 2010, it was decided that the Scheme of Arrangement would be the appropriate structure for this proposed privatization
   - Proposed privatization process still ongoing

Share Price Performance Since IPO

(in USD)


Price (USD)
Volume (mm)
15.00
13.00
11.00
9.00
7.00
5.00
3.00
1.00
5.0
4.0
3.0
2.0
1.0
0.0
May-07
Dec-07
Aug-08
Apr-09
Nov-09
Jul-10
Mar-11
Volume (mm)
Price (USD)

	Since IPO	L3Y	L2Y	L1Y
Max	14.00	7.75	5.55	5.55
Median	3.64	3.15	3.10	3.29
Low	1.48	1.48	1.85	2.20

Source: Company filings, Factset

Proposed Transaction Structure


XING (BVI)
Officers and Directors
Free Float
55.9%
2.1%
42.0%
QXM (BVI)
By Scheme of Arrangement
XING (BVI)
100.0%
QXM (BVI)

Key Terms

- **Consideration:** USD0.80 in cash + 1.9 shares of XING per 1 QXM share
  - Premium of ~55% above QXM's last closing price on Sep 7, 2010 (last day prior to announcement of offer)
  - Premium of ~59% above the average of the last closing price over the 1 week period ended on Sep 7, 2010
- **Acceptance condition:** vote of a majority in number of the minority shareholders, representing not less than 75% in value of the QXM shares hold by the minority shareholders
- **Court Meeting:** April 7, 2011
- **Recommendation of QXM's BoD:**
  - Special Committee comprised of 2 QXM directors: Xin Zhang and Pei De Lou
  - Has not given indication whether it will recommend the minority shareholders to accept or reject the scheme
  - The Special Committee has no obligation to issue any recommendation to the minority shareholders
  - No financial advisor involvement

citi

Proposed Privatization of Qiao Xing Mobile Communication (Cont'd)

Process Timeline

September 7, 2010	• Scheme of arrangement proposal sent to all directors of XING – Terms of the transaction approved unanimously by XING's board
September 8, 2010	• XING submitted proposal to the Special Committee of QXM's BoD • XING asked the Special Committee to advise whether it would recommend the offer to the minority shareholders or not by September 17, 2010 – Should the Special Committee fail to provide a recommendation, XING shall proceed to make the offer directly to the minority shareholders
September 14, 2010	• NDA signed between XING and QXM
September 17, 2010	• The Special Committee, along with its advisors are not prepared to respond and could not provide a certain date by which it expected to complete its work in evaluating the offer • XING extended the time for the Special Committee to respond to its offer to September 22, 2010 – If the Special Committee failed to respond or was not prepared to recommend the minority shareholders of QXM that they accept the Proposed Offer by September 22, 2010, XING shall proceed to make the offer directly to the minority shareholders
September 22, 2010	• The Special Committee, along with its advisors are not prepared to respond and have requested additional information from QXM and XING – In addition, the Special Committee has received communications from several institutional shareholders of QXM who indicated that they did not believe the offer was sufficient – They did not support the offer: for example, they noted that as of June 30, 2010 both the net asset value per share, and the cash value per share, of QXM was substantially in excess of the value per share of QXM represented by the offer • XING subsequently announced that it was making the offer directly to the minority shareholder and did not intend to change the terms of the offer
October 22, 2010	• Initial filing of the Schedule 13E-3 with SEC
November 26, 2010	• Filing of the Schedule 13E-3 amendment with SEC
December 6, 2010	• Filing of the Schedule 13E-3 amendment with SEC
December 31, 2010	• BoD of QXM authorized the Scheme to be put forward by QXM to the minority shareholders for their consideration – BoD of QXM as well as each of the independent directors did not make any recommendation to the minority shareholders as to whether they should accept or not
March 4, 2011	• Filing of the Schedule 13E-3 amendment with SEC

Source: Company filings

7. Implied Valuation

Implied Valuation

			Share Price Premium										
		Current [1]	(4.0)%	0.3 %	4.7 %	9.1 %	13.4 %	17.8 %	22.8 %	27.8 %	32.8 %	37.8 %	42.8 %
Implied Share Price		5.73	5.50	5.75	6.00	6.25	6.50	6.75	7.00	7.25	7.50	7.75	8.00
Premium to:													
VWAP Since Placement	6.29	(9.0)%	(12.6)%	(8.7)%	(4.7)%	(0.7)%	3.3 %	7.2 %	11.2 %	15.2 %	19.2 %	23.1 %	27.1 %
L1M VWAP	5.20	10.1 %	5.7 %	10.5 %	15.3 %	20.1 %	24.9 %	29.7 %	34.5 %	39.3 %	44.1 %	48.9 %	53.7 %
L3M VWAP	5.45	5.2 %	1.0 %	5.6 %	10.2 %	14.8 %	19.4 %	24.0 %	28.6 %	33.1 %	37.7 %	42.3 %	46.9 %
L6M VWAP	6.55	(12.6)%	(16.1)%	(12.3)%	(8.4)%	(4.6)%	(0.8)%	3.0 %	6.8 %	10.6 %	14.5 %	18.3 %	22.1 %
L1Y VWAP	6.94	(17.4)%	(20.7)%	(17.1)%	(13.5)%	(9.9)%	(6.3)%	(2.7)%	0.9 %	4.5 %	8.1 %	11.7 %	15.3 %
VWAP Since NASDAQ Listing	6.89	(16.8)%	(20.2)%	(16.5)%	(12.9)%	(9.3)%	(5.6)%	(2.0)%	1.6 %	5.2 %	8.9 %	12.5 %	16.1 %
52-Week Low	4.60	24.6 %	19.6 %	25.0 %	30.4 %	35.9 %	41.3 %	46.7 %	52.2 %	57.6 %	63.0 %	68.5 %	73.9 %
52-Week High	8.61	(33.4)%	(36.1)%	(33.2)%	(30.3)%	(27.4)%	(24.5)%	(21.6)%	(18.7)%	(15.8)%	(12.9)%	(10.0)%	(7.1)%
Average Analyst Target	8.60	(33.4)%	(36.0)%	(33.1)%	(30.2)%	(27.3)%	(24.4)%	(21.5)%	(18.6)%	(15.7)%	(12.8)%	(9.9)%	(7.0)%
Market Cap [2] (m)		343.0	329.2	344.2	359.1	374.1	389.1	404.0	419.0	434.0	448.9	463.9	478.9
Remaining Options Oustanding		4.1	6.7	6.7	6.7	6.7	6.7	6.7	6.7	6.7	6.7	6.7	6.7
Value of Exercisable Options		23.8	37.0	38.6	40.3	42.0	43.7	45.4	47.0	48.7	50.4	52.1	53.8
Proceeds from Exercise of Options		(21.4)	(36.4)	(36.4)	(36.4)	(36.4)	(36.4)	(36.4)	(36.4)	(36.4)	(36.4)	(36.4)	(36.4)
Equity Value [3] (m)		345.3	329.8	346.4	363.1	379.7	396.4	413.0	429.6	446.3	462.9	479.6	496.2
Net Debt		179.8	179.8	179.8	179.8	179.8	179.8	179.8	179.8	179.8	179.8	179.8	179.8
Minority Interest		4.3	4.3	4.3	4.3	4.3	4.3	4.3	4.3	4.3	4.3	4.3	4.3
Enterprise Value (m)		529.4	513.9	530.5	547.1	563.8	580.4	597.1	613.7	630.4	647.0	663.7	680.3
Funding Requirement		-	74.2	79.2	84.3	89.3	94.3	99.3	104.4	109.4	114.4	119.5	124.5
Implied Multiples [4]													
EV / 2011E EBITDA	83.2	6.4 x	6.2 x	6.4 x	6.6 x	6.8 x	7.0 x	7.2 x	7.4 x	7.6 x	7.8 x	8.0 x	8.2 x
EV / 2012E EBITDA	93.7	5.7 x	5.6 x	5.7 x	5.8 x	6.0 x	6.2 x	6.4 x	6.6 x	6.7 x	6.9 x	7.1 x	7.3 x
2011E P / E	0.78	7.3 x	7.1 x	7.4 x	7.7 x	8.0 x	8.3 x	8.7 x	9.0 x	9.3 x	9.6 x	9.9 x	10.3 x
2012E P / E	0.81	7.1 x	6.8 x	7.1 x	7.4 x	7.7 x	8.0 x	8.3 x	8.6 x	8.9 x	9.2 x	9.5 x	9.8 x

Notes:
(1) Market data as of 18 Mar, 2011.
(2) Based on 59.9m shares oustanding.
(3) Reflects impact of options oustanding - Assumes forced exercise of outstanding options and warrants upon take private.
(4) Estimates as per Reuters Consensus.

citi

Appendix

A. Additional Valuation Materials

WACC Analysis

Fortress WACC Calculation

	Low	High	Assumptions:
Cost of Equity			
Risk Free Rate (30 Year)	4.3%	4.3%	← Yield on Chinese Government 30-year Bond
Equity Market Risk Premium	6.0%	8.0%	← As per Citi Financial Strategy Group Guidelines
Asset Beta	0.9	0.9	← Median of comps (H-share listed electrical retailers, US listed Chinese retailers, global electrical retailers)
Releveraging Factor	1.4	1.4	← Releveraging factor based on 30% effective marginal tax rate and 5.3% Debt / Capitalization ratio (peer median)
Equity Beta	1.3	1.3	
Adjusted Equity Market Risk Premium	8.0%	10.6%	
Cost of Equity	**12.3%**	**15.0%**	
Cost of Debt			
Risk Free Rate (10 Year)	3.9%	3.9%	← Yield on Chinese Government 10-year Bond
Credit Spread	2.5%	2.5%	
Pre-Tax Cost of Debt	6.4%	6.4%	← Pre-tax cost of debt in-line with average historical FY2010 weighted average interest rates
Effective Marginal Tax Rate	30.0%	30.0%	← 30% projected effective tax rate as per brokers
Post-Tax Cost of Debt	**4.5%**	**4.5%**	
Debt / Capitalization (Market)	38.6%	38.6%	← Fortress current Debt / Market Capitalization ratio
WACC	**9.3%**	**10.9%**	

Note: Market data as of 18/03/2011.
Source: Bloomberg, FactSet, Company Filings.

WACC Analysis: Comparables

Calculation of Asset Beta

Company Name	Raw Beta	Equity Beta [1]	Tax Rate [2]	Debt (US$m)	Mkt Cap (US$m)	D / (D+E)	Asset Beta
Best Buy Co. Inc.	1.12	1.08	40.0%	1,824.0	12,429.0	12.8%	0.99
Synnex Technology International Corp.	0.56	0.71	25.0%	706.9	3,555.2	16.6%	0.61
Carphone Warehouse Group PLC	0.90	0.93	28.0%	0.0	2,738.7	0.0%	0.93
JB Hi-Fi Ltd.	0.48	0.65	30.0%	69.3	1,990.8	3.4%	0.64
RadioShack Corp.	0.91	0.94	40.0%	677.8	1,735.7	28.1%	0.76
Dixons Retail PLC	1.49	1.32	28.0%	686.2	961.2	41.7%	0.87
Kesa Electricals PLC	1.03	1.02	28.0%	151.0	1,061.9	12.4%	0.92
Brightpoint Inc.	1.65	1.43	40.0%	90.4	858.5	9.5%	1.35
GOME Electrical Appliances Holding Ltd.	0.94	0.96	16.5%	537.7	5,282.8	9.2%	0.89
Huiyin Household Appliances (Holdings) Co	1.57	1.38	16.5%	0.0	208.3	0.0%	1.38
China Nepstar Chain Drugstore Inc.	0.89	0.93	25.0%	0.0	385.7	0.0%	0.93
Country Style Cooking Restaurant Chain Cc	1.72	1.48	25.0%	0.0	399.6	0.0%	1.48
China Xiniya Fashion	0.25	0.50	25.0%	0.0	255.2	0.0%	0.50
QKL Stores Inc.	1.43	1.28	25.0%	0.0	87.8	0.0%	1.28
China Jo-Jo Drugstores Inc.	0.05	0.37	25.0%	2.7	43.9	5.8%	0.35
					Median	**5.8%**	**0.92**

Comparison with Key Players—Financial Benchmarking

2011–2013E Sales CAGR



A Share Listed Electrical Retailers
H Share Listed Electrical Retailers
International Electrical Retailers
15.6%
Fortress (Consensus)
Median: 18.3%
18.8% Telling
18.3% Aisidi
13.6% suning
Median: 21.4%
29.5% Huiyin
13.2% GOME
Median: 6.7%
19.5% Synnex
13.4% JBHiFi
12.7% Brightpoint
8.0% CPW
5.3% Radioshack
3.3% BBY(1)
2.6% DSG
2.6% Kesa

2011–2013E EBITDA CAGR



11.9%
Fortress (Consensus)
Median: 21.8%
29.1% Telling
21.8% Aisidi
9.2% suning
Median: 22.4%
25.8% Huiyin
19.0% GOME
Median: 13.5%
25.4% Synnex
14.8% JBHiFi
15.3% Brightpoint
31.9% CPW
10.5% Radioshack
6.0% BBY(1)
12.3% DSG
8.8% Kesa

2011–2013E EPS CAGR



13.2%
Fortress (Consensus)
Median: 18.8%
31.0% Telling
18.8% Aisidi
13.7% suning
Median: 21.0%
20.2% Huiyin
21.8% GOME
Median: 18.0%
20.4% Synnex
15.6% JBHiFi
35.5% Brightpoint
15.0% CPW
14.5% Radioshack
7.6% BBY(1)
30.0% DSG
21.8% Kesa

2011 P/E



7.3x
Fortress (Consensus)
Median: 25.7x
34.5x Telling
25.7x Aisidi
17.5x suning
Median: 13.4x
10.7x Huiyin
16.0x GOME
Median: 13.6x
17.2x Synnex
15.1x JBHiFi
18.5x Brightpoint
26.2x CPW
8.0x Radioshack
9.4x BBY(1)
8.6x DSG
12.2x Kesa

Source: Factset, analyst research, company filings.
Note: Financials calenderised to March year end. Share price as of 18/03/2011.
(1) Refers to Best Buy Europe only.

Comparable Companies Analysis: China Retail

USD millions	Market Cap.	Firm Value	Price / Earnings Mar-11	Price / Earnings Mar-12	EV / EBITDA Mar-11	EV / EBITDA Mar-12	P / E / G Mar-11	2011 - 2013 CAGR Sales	2011 - 2013 CAGR EBITDA	2011 - 2013 CAGR EPS	2011 EBITDA Margin	Net Debt / 2011 EBITDA
Sportswear												
Anta Sports Products Ltd.	3,933	3,299	13.8x	12.0x	9.5x	8.0x	0.9x	17.6%	18.2%	15.5%	24.2%	NC
China Dongxiang Group Co. Ltd.	2,027	1,184	8.4x	7.9x	4.0x	3.6x	1.2x	10.5%	10.6%	7.1%	41.0%	NC
Li Ning Co. Ltd.	1,820	1,667	11.6x	10.3x	6.7x	6.0x	0.6x	13.7%	14.9%	18.0%	16.3%	NC
361 Degrees International Ltd.	1,342	968	8.9x	7.7x	5.5x	4.8x	0.7x	19.4%	15.3%	12.0%	21.3%	NC
Peak Sport Products Co. Ltd.	1,377	1,056	8.9x	7.5x	5.5x	4.5x	0.6x	19.7%	17.3%	16.1%	22.9%	NC
Pou Sheng International Holdings Ltd.	682	786	16.6x	11.6x	7.6x	5.9x	0.5x	12.5%	21.1%	34.1%	8.2%	0.9x
Mean			**11.4x**	**9.5x**	**6.5x**	**5.5x**	**0.8x**	**15.6%**	**16.2%**	**17.1%**	**22.3%**	**0.9x**
Median			**10.2x**	**9.1x**	**6.1x**	**5.3x**	**0.7x**	**15.6%**	**16.3%**	**15.8%**	**22.1%**	**0.9x**
Apparel and Footwear												
Belle International Holdings Ltd.	14,619	13,676	26.9x	22.0x	17.7x	14.5x	1.3x	19.4%	17.2%	20.9%	19.7%	NC
China Lilang Ltd.	1,659	1,520	24.2x	18.8x	19.2x	14.5x	0.9x	27.0%	32.7%	26.5%	24.3%	NC
Trinity Ltd.	1,666	1,652	34.9x	25.9x	25.0x	18.3x	1.1x	21.2%	30.9%	30.9%	26.5%	0.2x
Ports Design Ltd.	1,308	1,190	16.8x	13.9x	12.3x	10.0x	5.6x	2.0%	4.6%	3.0%	37.1%	NC
Daphne International Holdings Ltd.	1,243	1,276	16.1x	12.2x	8.8x	7.2x	0.6x	16.2%	20.4%	25.0%	16.8%	NC
Giordano International Ltd.	771	635	12.1x	10.9x	6.5x	6.0x	1.3x	9.7%	7.4%	9.5%	15.8%	NC
Mean			**21.8x**	**17.3x**	**14.9x**	**11.8x**	**1.8x**	**15.9%**	**18.9%**	**19.3%**	**23.4%**	**0.2x**
Median			**20.5x**	**16.4x**	**15.0x**	**12.2x**	**1.2x**	**17.8%**	**18.8%**	**23.0%**	**22.0%**	**0.2x**
China Department Stores												
Golden Eagle Retail Group Ltd.	4,284	4,120	26.7x	21.3x	17.7x	13.8x	1.0x	28.8%	27.7%	25.8%	55.6%	NC
Parkson Retail Group Ltd.	3,927	3,937	20.2x	16.5x	12.6x	10.7x	0.9x	21.1%	17.2%	21.5%	37.2%	NC
Intime Department Store (Group) Co. Ltd.	2,557	2,499	26.6x	21.6x	17.4x	13.6x	1.1x	28.2%	27.4%	24.8%	36.6%	0.3x
Maoye International Holdings Ltd.	2,267	2,609	20.3x	16.6x	10.5x	8.3x	0.8x	22.1%	25.4%	24.4%	47.3%	0.8x
New World Department Store China Ltd.	1,146	848	15.1x	14.2x	7.1x	6.2x	1.1x	23.1%	20.2%	13.1%	35.4%	NC
PCD Stores Group Ltd.	1,208	1,069	23.4x	18.0x	16.6x	12.0x	0.8x	34.4%	35.9%	30.6%	40.8%	NC
Mean			**22.1x**	**18.0x**	**13.6x**	**10.8x**	**1.0x**	**26.3%**	**25.6%**	**23.4%**	**42.1%**	**0.6x**
Median			**21.9x**	**17.3x**	**14.6x**	**11.4x**	**1.0x**	**25.6%**	**26.4%**	**24.6%**	**39.0%**	**0.6x**

Source: Factset, analyst research, company filings.
Note: Financials calenderised to March year end. Share price as of 18/03/2011.

citi

DCF Financials

Financials Overview

Base Case

(USD in millions)	Fiscal year end March 31, 2012	2013	2014	2015	2016
EBITDA	90.2	103.4	116.9	128.1	139.5
Depreciation	7.5	9.4	12.0	15.6	20.3
EBITA	82.7	94.0	104.9	112.5	119.2
Effective Tax Rate, %	*31.9%*	*31.7%*	*31.3%*	*30.9%*	*30.5%*
Unlevered Cash Tax	(26.4)	(29.8)	(32.8)	(34.8)	(36.4)
Earnings Before Interest, After Tax	**56.3**	**64.3**	**72.1**	**77.8**	**82.8**
Depreciation	7.5	9.4	12.0	15.6	20.3
Change in Net Working Capital	(2.7)	(1.4)	0.2	1.0	4.9
Capital Expenditures	(47.2)	(27.6)	(32.5)	(37.3)	(42.6)
Unlevered Free Cash Flow	**14.0**	**44.5**	**51.8**	**57.0**	**65.5**
Terminal EBITDA					**139.5**
Terminal Adjusted Free Cash Flow					**87.7**

Working Capital Adjusted Case

(USD in millions)	Fiscal year end March 31, 2012	2013	2014	2015	2016
EBITDA	90.2	103.4	116.9	128.1	139.5
Depreciation	7.5	9.4	12.0	15.6	20.3
EBITA	82.7	94.0	104.9	112.5	119.2
Effective Tax Rate, %	*31.9%*	*31.7%*	*31.3%*	*30.9%*	*30.5%*
Unlevered Cash Tax	(26.4)	(29.8)	(32.8)	(34.8)	(36.4)
Earnings Before Interest, After Tax	**56.3**	**64.3**	**72.1**	**77.8**	**82.8**
Depreciation	7.5	9.4	12.0	15.6	20.3
Change in Net Working Capital	(27.6)	(22.7)	(18.8)	(20.2)	(22.1)
Capital Expenditures	(47.2)	(27.8)	(32.5)	(37.3)	(42.6)
Unlevered Free Cash Flow	**(10.9)**	**23.1**	**32.8**	**35.9**	**38.5**
Terminal EBITDA					**139.5**
Terminal Adjusted Free Cash Flow					**60.7**

LBO Financials

LBO Summary Overview

Base Case (Entry at 7.5 / p.s.)

Financial Data & Ratios

($ in millions)	2011PF	2012	2013	2014	2015	2016
	Fiscal year end March 31,					
INCOME STATEMENT						
Sales	1,118.2	1,341.2	1,550.5	1,738.0	1,939.8	2,160.8
Sales growth		19.9%	15.6%	12.1%	11.6%	11.4%
EBITDA	74.2	90.2	103.4	116.9	128.1	139.5
EBITDA margin	6.6%	6.7%	6.7%	6.7%	6.6%	6.5%
CASH FLOW STATEMENT						
EBITDA	74.2	90.2	103.4	116.9	128.1	139.5
Change in net working capital	(26.0)	(2.7)	(1.4)	0.2	1.0	4.0
Other operating cash flows	-	-	-	-	-	-
Income taxes paid	(18.5)	(22.6)	(26.3)	(30.0)	(32.7)	(35.2)
Operating cash flow	29.8	64.9	75.7	87.1	96.4	108.2
Capital expenditures	(61.5)	(47.2)	(27.8)	(32.5)	(37.3)	(42.6)
% of sales	5.5%	3.5%	1.8%	1.9%	1.9%	2.0%
Other investing cash flows	-	-	-	-	-	-
Cash flow available for debt service	(31.7)	17.7	48.0	54.6	59.1	66.7
Net cash interest paid	(11.1)	(11.1)	(10.4)	(8.4)	(6.0)	(3.2)
Cash flow available for debt repayment	(42.8)	6.6	37.6	46.2	53.1	63.4
Cumulative cash flow available for debt repayment		6.6	44.2	90.4	143.4	206.8
DEBT SCHEDULE						
Drawn capex facility	-	-	-	-	-	-
Drawn revolver	-	-	-	-	-	-
Term loan A (Average Life 3.2 years) **	222.7	216.1	178.5	132.4	79.3	15.9
Term loan B	-	-	-	-	-	-
Term loan C	-	-	-	-	-	-
Financial lease obligations	-	-	-	-	-	-
Total senior debt	222.7	216.1	178.5	132.4	79.3	15.9
Mezzanine	-	-	-	-	-	-
HY bridge / Notes	-	-	-	-	-	-
HY bridge / FRN	-	-	-	-	-	-
Other existing debt	-	-	-	-	-	-
Total cash-pay debt	222.7	216.1	178.5	132.4	79.3	15.9
Cash	-	-	-	-	0.0	0.0
CREDIT RATIOS						
EBITDA / Senior cash interest	6.7x	8.1x	10.0x	13.9x	21.3x	42.9x
EBITDA / Total cash interest	6.7x	8.1x	10.0x	13.9x	21.3x	42.9x
EBITDA - Capex / Net cash interest	1.2x	3.9x	7.3x	10.0x	15.1x	29.8x
Senior net debt / EBITDA	3.0x	2.4x	1.7x	1.1x	0.6x	0.1x
Total net cash-pay debt / EBITDA	3.0x	2.4x	1.7x	1.1x	0.6x	0.1x
Senior net debt / EBITDA - capex	17.4x	5.0x	2.4x	1.6x	0.9x	0.2x
Total net cash-pay debt / EBITDA - capex	17.4x	5.0x	2.4x	1.6x	0.9x	0.2x
Fixed charge coverage ratio	-	1.1x	1.1x	1.1x	1.1x	1.1x
Total debt / Total capital	34.8%	31.7%	25.5%	18.4%	10.7%	2.1%
% of net cash-pay debt outstanding	100%	97%	80%	59%	36%	7%
% of original cash-pay debt / EBITDA multiple	100%	80%	58%	38%	21%	4%

Working Capital Adjusted Case (Entry at 7.5 / p.s.)

Financial Data & Ratios

($ in millions)	2011PF	2012	2013	2014	2015	2016
	Fiscal year end March 31,					
INCOME STATEMENT						
Sales	1,118.2	1,341.2	1,550.5	1,738.0	1,939.8	2,160.8
Sales growth		19.9%	15.6%	12.1%	11.6%	11.4%
EBITDA	74.2	90.2	103.4	116.9	128.1	139.5
EBITDA margin	6.6%	6.7%	6.7%	6.7%	6.6%	6.5%
CASH FLOW STATEMENT						
EBITDA	74.2	90.2	103.4	116.9	128.1	139.5
Change in net working capital	(26.0)	(27.4)	(22.7)	(18.6)	(20.2)	(22.1)
Other operating cash flows	-	-	-	-	-	-
Income taxes paid	(18.5)	(22.6)	(25.6)	(29.1)	(31.6)	(33.7)
Operating cash flow	29.8	40.0	55.1	69.0	76.4	83.7
Capital expenditures	(61.5)	(47.2)	(27.8)	(32.5)	(37.3)	(42.6)
% of sales	5.5%	3.5%	1.8%	1.9%	1.9%	2.0%
Other investing cash flows	-	-	-	-	-	-
Cash flow available for debt service	(31.7)	(7.2)	27.3	36.5	39.1	41.2
Net cash interest paid	(11.1)	(11.1)	(12.6)	(11.2)	(9.7)	(8.2)
Cash flow available for debt repayment	(42.8)	(18.3)	14.7	25.3	29.4	33.0
Cumulative cash flow available for debt repayment		(18.3)	(3.6)	21.7	51.1	84.0
DEBT SCHEDULE						
Drawn capex facility	-	-	-	-	-	-
Drawn revolver	-	18.3	3.6	-	-	-
Term loan A (Average Life 5.2 years) **	222.7	222.7	222.7	201.0	171.7	138.7
Term loan B	-	-	-	-	-	-
Term loan C	-	-	-	-	-	-
Financial lease obligations	-	-	-	-	-	-
Total senior debt	222.7	241.1	226.3	201.0	171.7	138.7
Mezzanine	-	-	-	-	-	-
HY bridge / Notes	-	-	-	-	-	-
HY bridge / FRN	-	-	-	-	-	-
Other existing debt	-	-	-	-	-	-
Total cash-pay debt	222.7	241.1	226.3	201.0	171.7	138.7
Cash	-	-	-	-	-	-
CREDIT RATIOS						
EBITDA / Senior cash interest	6.7x	8.1x	8.2x	10.5x	13.2x	17.0x
EBITDA / Total cash interest	6.7x	8.1x	8.2x	10.5x	13.2x	17.0x
EBITDA - Capex / Net cash interest	1.1x	3.0x	6.0x	7.5x	9.3x	11.8x
Senior net debt / EBITDA	3.0x	2.7x	2.2x	1.7x	1.3x	1.0x
Total net cash-pay debt / EBITDA	3.0x	2.7x	2.2x	1.7x	1.3x	1.0x
Senior net debt / EBITDA - capex	17.4x	5.8x	3.0x	2.4x	1.9x	1.4x
Total net cash-pay debt / EBITDA - capex	17.4x	5.8x	3.0x	2.4x	1.9x	1.4x
Fixed charge coverage ratio	-	NM	0.9x	1.1x	1.1x	1.1x
Total debt / Total capital	34.8%	34.1%	30.9%	25.6%	20.8%	15.9%
% of net cash-pay debt outstanding	100%	108%	102%	90%	77%	62%
% of original cash-pay debt / EBITDA multiple	100%	89%	73%	57%	45%	33%

B. Additional Information on Precedent US Privatizations

Precedents of Bid Bump-up After Special Committee Negotiation

2006 – 2010 US Privatization For Non-Control Acquisition

Ann. Date	Target	Acquirer	% Stake Acquired	Deal Value (US$mm)	Initial Offer Date	Offer Price (US$)	Final Offer Date	Offer Price (US$)	Final vs. Initial Offer % Change	Premium: Initial Offer 1-D %	Premium: Initial Offer 1-M %	Premium: Final Offer 1-D %	Premium: Final Offer 1-M %	# of Bumps
11/20/06	TD Banknorth Inc.	Toronto-Dominion Bank	43.0	3,173	11/06/06	31.00	11/20/06	32.33	4.3	2.1%	2.7%	6.5	7.1	2
02/05/07	NetRatings Inc.	VNU / Nielsen	39.5	291	10/06/06	16.00	02/05/07	21.00	31.3	9.8%	11.3%	44.1	46.1	3
05/15/07	21st Century Insurance	American Int'l Group Inc.	38.1	725	01/24/07	19.75	05/15/07	22.00	11.4	20.9%	10.0%	34.6	22.6	4
05/18/07	Great American Fin'l Resources	American Financial Group	19.0	221	02/22/07	23.50	05/18/07	24.50	4.3	8.6%	7.9%	13.2	12.5	1
11/05/07	Alfa Corp.	Alfa Mutual	45.0	798	07/17/07	17.60	11/05/07	22.00	25.0	15.8%	5.2%	44.7	31.5	4
12/18/07	Waste Industries USA Inc.	Mgmt, Macquarie, GS	49.0	263	10/22/07	36.75	12/18/07	38.00	3.4	29.1%	27.2%	33.5	31.5	2
08/06/08	Nationwide Financial Services	National Mutual Insurance	33.7	2,439	03/05/08	47.20	08/06/08	52.25	10.7	24.4%	16.3%	37.8	28.7	3
08/18/08	UnionBanCal Corp	Bank of Tokyo-Mitsubishi UFJ	34.6	3,508	04/26/08	58.00	08/18/08	73.50	26.7	(0.3%)	60.2%	26.3	103.0	2
03/11/09	Genentech Inc	Roche Holding AG	44.1	44,226	07/21/08	89.00	03/11/09	95.00	6.7	8.8%	20.0%	16.1	28.1	3
03/03/09	Magellan Midstream Hldg LP	Magellan Midstream Partners LP	45.4	533	10/23/08	16.73	03/03/09	18.75	7.2	24.8%	20.0%	25.0	20.2	2
09/18/09	Odyssey Re Holdings Corp.	Fairfax Financial Holdings Ltd.	27.4	1,070	09/02/09	58.00	09/18/09	65.00	12.1	15.5%	24.7%	29.4	39.7	3
10/08/09	First Advantage Corp	First American Corp	20.0	225	06/26/09	13.82	10/08/09	18.86	7.9	8.4%	(0.4%)	47.9	35.8	4
06/21/10	Landry's Restaurants Inc.	Tilman J. Fertitta	44.9	178	10/22/09	13.00	06/21/10	24.50	88.5	19.7%	35.1%	125.6	154.7	8
Average									18.4%	14.4%	18.5%	37.3%	43.2%	

Source: Securities Data Corporation, Deal Intelligence System, for completed and pending deals above US$100mm, from 2006 onwards

Precedents of Bid Bump-up After Special Committee Negotiation

2006 US Going Private Transaction (>50% of outstanding shares purchased)

Ann. Date	Target	Acquirer	Deal Value (US$mm)	Initial Offer Date	Offer Price (US$)	Final Offer Date	Offer Price (US$)	Final vs. Initial Offer % Change	Premium: Initial Offer 1-D %	Premium: Initial Offer 1-M %	Premium: Final Offer 1-D %	Premium: Final Offer 1-M %	# of Bumps
01/23/06	Sports Authority	Leonard Green Partners	1,374.0	10/24/05	34.00	01/23/06	37.25	9.6%	8.8%	10.2%	19.2%	20.7%	2
05/01/06	Kerzner International	Mgmt, Istithmar, Whitehall, others	3,635.0	03/09/06	73.00	05/01/06	81.00	11.0%	3.8%	7.9%	16.1%	19.7%	3
05/15/06	SSA Global Technologies	Golden Gate Capital	1,607.0	04/05/06	18.13	05/15/06	19.50	7.6%	18.7%	16.9%	27.7%	25.8%	2
05/31/06	West Corp.	TH Lee, Quadrangle	3,838.0	01/23/06	43.50	05/31/06	48.75	12.1%	0.8%	(5.6%)	13.0%	5.8%	7
06/05/06	Trizec Properties	Blackstone, Brookfield Properties	4,747.0	06/02/06	28.50	06/05/06	29.01	1.8%	15.9%	14.1%	17.9%	16.1%	1
06/30/06	Encore Medical Corp.	Blackstone Group	791.0	04/06/06	7.25	06/30/06	6.55	(9.7%)	49.2%	42.7%	34.8%	28.9%	4
06/30/06	Michaels Stores	Bain Capital, Blackstone Group	5,604.0	06/23/06	42.00	06/30/06	44.00	4.8%	23.7%	31.5%	29.6%	37.7%	2
07/14/06	Petco Animal Supplies	Leonard Green, Texas Pacific Group	1,794.0	03/30/06	26.50	07/14/06	29.00	9.4%	36.2%	44.3%	49.1%	57.9%	2
07/24/06	HCA	Mgmt, Bain Capital, KKR, ML	32,147.0	07/14/06	48.75	07/24/06	51.00	4.6%	12.6%	12.7%	17.8%	17.9%	3
07/25/06	Ryan's Restaurant Group	Caxton-Iseman (Buffets, Inc.)	829.0	04/07/06	15.63	07/25/06	16.25	4.0%	39.3%	40.4%	44.8%	46.0%	3
08/08/06	ARAMARK	Mgmt, GS, TH Lee, JPM, Warbus Pincus	8,217.0	05/01/06	32.00	08/08/06	33.80	5.6%	13.8%	8.9%	20.2%	15.0%	3
08/28/06	Kinder Morgan	Mgmt, GS, AIG, Caryle, Riverstone	27,490.0	05/27/06	100.00	08/28/06	107.50	7.5%	18.5%	13.6%	27.4%	22.2%	4
09/15/06	Freescale Semiconductor	TPG, Blackstone, Permira, Carlyle	17,455.0	06/04/06	37.50	09/15/06	40.00	6.7%	22.0%	30.3%	30.1%	38.9%	6
10/16/06	Open Solutions	Carlyle, Providence Equity	1,299.0	06/05/06	32.50	10/16/06	38.00	16.9%	7.3%	14.9%	25.5%	34.3%	4
10/25/06	Yankee Candle Co.	Madison Dearborn Partners LLC	1,677.0	09/24/06	33.00	10/25/06	34.75	5.3%	49.5%	35.3%	57.4%	42.5%	2
11/30/06	Lone Star Steakhouse	Lone Star Funds	576.0	07/12/06	27.00	11/30/06	27.35	1.3%	14.6%	17.0%	16.1%	18.6%	2
12/15/06	MacDermid	Mgmt, Court Square Capital	1,337.0	08/31/06	32.50	12/15/06	35.00	7.7%	14.0%	16.5%	22.8%	25.4%	2
12/17/06	Realogy	Apollo Management LP	6,962.0	11/21/06	29.00	12/17/06	30.00	3.4%	11.6%	7.4%	15.4%	11.2%	2
12/19/06	Harrah's Entertainment	Apollo, Texas Pacific Group	27,389.0	09/25/06	81.00	12/19/06	90.00	11.1%	21.9%	28.8%	35.5%	43.1%	3
2006 Average								6.4%	20.1%	20.4%	27.3%	27.8%	

Source: Securities Data Corporation, Deal Intelligence System, for completed and pending deals above US$500mm, from 2006 onwards

citi

Precedents of Bid Bump-up After Special Committee Negotiation

2007 US Going Private Transaction (>50% of outstanding shares purchased)

Ann. Date	Target	Acquirer	Deal Value (US$mm)	Initial Offer Date	Offer Price (US$)	Final Offer Date	Offer Price (US$)	Final vs. Initial Offer % Change	Premium: Initial Offer 1-D %	Premium: Initial Offer 1-M %	Premium: Final Offer 1-D %	Premium: Final Offer 1-M %	# of Bumps
01/08/07	United Surgical Partners	Welsh Carson Anderson & Stowe	1,760.0	11/13/06	29.10	01/08/07	31.05	6.7%	6.2%	4.5%	13.4%	11.5%	4
01/16/07	USI Holdings Corp.	GS Capital Partners	993.0	10/31/06	18.00	01/16/07	17.00	(5.6%)	21.1%	31.2%	14.4%	23.9%	1
01/19/07	Swift Transportation Co.	Management	2,601.0	11/03/06	29.00	01/19/07	31.55	8.8%	20.6%	13.0%	31.2%	23.0%	3
02/09/07	ElkCorp	Building Materials Corp. of America	1,082.0	11/15/06	35.00	02/09/07	43.50	24.3%	39.0%	27.9%	72.8%	58.9%	3
02/20/07	Smart & Final Inc.	Apollo Management LP	815.0	10/31/06	20.00	02/20/07	22.00	10.0%	4.9%	10.3%	15.4%	21.3%	3
02/21/07	Central Parking Corp.	Kohlberg & Co., Lubert-Adler, Chrysalis Capital	871.0	01/09/07	21.00	02/21/07	22.53	7.3%	21.9%	22.4%	30.8%	31.4%	3
02/23/07	SEMCO Energy Inc.	Cap Rock Holding Corp.	767.0	08/14/06	8.50	02/23/07	8.15	(4.1%)	41.7%	40.5%	35.8%	34.7%	2
02/26/07	Station Casinos	Mgmt, Colony Capital LLC	8,109.0	12/02/06	82.00	02/26/07	90.00	9.8%	18.7%	37.7%	30.2%	51.1%	2
02/26/07	TXU	KKR, TPG, GS, MS, Citi, Lehman	44,372.0	01/18/07	66.00	02/26/07	69.25	4.9%	14.5%	22.4%	20.1%	28.5%	2
03/23/07	Kronos	Hellman & Friedman	1,757.0	02/23/07	50.00	03/23/07	55.00	10.0%	10.8%	22.5%	21.8%	34.8%	2
04/02/07	First Data Corp.	Kohlberg Kravis Roberts & Co.	27,032.0	12/01/06	31.00	04/02/07	34.00	9.7%	17.2%	25.4%	28.5%	37.5%	5
04/17/07	Catalina Marketing	Hellman & Friedman	1,633.0	02/08/07	31.00	04/17/07	32.50	4.8%	27.9%	23.7%	34.1%	29.7%	3
04/20/07	Interpool Inc.	Fortress Investment Group LLC	980.0	02/12/07	25.50	04/20/07	27.10	6.3%	7.9%	10.8%	14.6%	17.8%	1
04/24/07	Symbion Inc.	Crestview Partners LP	601.0	03/06/07	22.00	04/24/07	22.35	1.6%	16.2%	18.9%	18.1%	20.7%	4
04/26/07	Inter-Tel Inc.	Mitel Networks, Francisco Partners	514.0	02/13/07	25.00	04/26/07	25.60	2.4%	26.6%	18.5%	29.7%	21.4%	2
05/14/07	eCollege.com	Pearson Education Inc.	510.0	05/03/07	22.17	05/14/07	22.45	1.3%	5.7%	14.3%	7.1%	15.7%	1
05/16/07	Bausch & Lomb	Warburg Pincus LLC	3,956.0	04/27/07	60.00	05/16/07	65.00	8.3%	9.2%	21.2%	18.4%	31.3%	2

Source: Securities Data Corporation, Deal Intelligence System, for completed and pending deals above US$500mm, from 2006 onwards

citi

Precedents of Bid Bump-up After Special Committee Negotiation

2007 US Going Private Transaction (>50% of outstanding shares purchased) (Cont'd)

Ann. Date	Target	Acquirer	Deal Value (US$mm)	Initial Offer Date	Offer Price (US$)	Final Offer Date	Offer Price (US$)	Final vs. Initial Offer % Change	Premium: Initial Offer 1-D %	Premium: Initial Offer 1-M %	Premium: Final Offer 1-D %	Premium: Final Offer 1-M %	# of Bumps
05/19/07	Genesis HealthCare	Formation Capital, JER Partners	1,854.0	12/06/06	60.00	05/19/07	69.35	15.6%	13.5%	25.4%	31.2%	45.0%	10
05/22/07	OSI Restaurant Partners	Bain Capital, Catterton Partners, Founders	3,360.0	08/08/06	37.50	05/22/07	41.15	9.7%	13.0%	12.5%	24.0%	23.5%	4
05/24/07	EGL	Apollo Management LP	2,273.0	03/12/07	38.00	05/24/07	47.50	25.0%	27.6%	21.6%	59.5%	52.0%	5
05/25/07	Aeroflex	Veritas Capital	1,046.0	04/17/07	14.00	05/25/07	14.50	3.6%	22.7%	18.7%	27.1%	23.0%	1
05/29/07	CDW	Madison Dearborn Partners LLC	7,311.0	03/22/07	76.00	05/29/07	87.75	15.5%	0.6%	3.3%	16.1%	19.3%	3
06/04/07	Laureate Education	Mgmt, KKR, Citi PE, SAC, others	3,704.0	09/11/06	55.00	06/04/07	62.00	12.7%	1.1%	13.1%	13.9%	27.5%	5
06/04/07	Avaya	Silver Lake, TPG	7,246.0	04/30/07	16.00	06/04/07	17.50	9.4%	17.0%	23.8%	28.0%	35.4%	2
06/07/07	Biomet	Blackstone, GS, KKR, TPG	10,974.2	07/06/06	38.50	06/07/07	46.00	19.5%	2.9%	13.7%	23.0%	35.9%	4
06/11/07	James River Group Inc.	DE Shaw & Co. LP	570.0	04/09/07	31.00	06/11/07	34.50	11.3%	(11.9%)	(9.1%)	(1.9%)	1.2%	2
06/20/07	Nuveen Investments	Madison Dearborn Partners LLC	5,762.0	03/29/07	58.50	06/20/07	65.00	11.1%	8.0%	7.7%	20.0%	19.7%	1
06/27/07	Guitar Center	Bain Capital	1,861.0	04/27/07	61.50	06/27/07	63.00	2.4%	29.7%	32.3%	32.8%	35.5%	3
07/16/07	DJO Inc.	ReAble Therapeutics LLC (Blackstone)	1,503.0	06/04/07	49.00	07/16/07	50.25	2.6%	16.4%	27.0%	19.4%	30.2%	3
07/25/07	PRA International	Genstar Capital LLC	657.0	03/28/07	24.50	07/25/07	30.50	24.5%	(9.1%)	(6.5%)	13.1%	16.5%	5
10/19/07	Radiation Therapy Services	Vestar Capital Partners	1,087.0	06/18/07	36.75	10/19/07	32.50	(11.6%)	70.1%	66.3%	50.5%	48.8%	2
2007 Average								8.3%	16.5%	19.9%	25.6%	29.2%	

Source: Securities Data Corporation, Deal Intelligence System, for completed and pending deals above US$500mm, from 2006 onwards

Precedents of Bid Bump-up After Special Committee Negotiation

2008 – 2010 US Going Private Transaction (>50% of outstanding shares purchased)

Ann. Date	Target	Acquirer	Deal Value (US$mm)	Initial Offer Date	Offer Price (US$)	Final Offer Date	Offer Price (US$)	Final vs. Initial Offer % Change	Premium: Initial Offer 1-D %	Premium: Initial Offer 1-M %	Premium: Final Offer 1-D %	Premium: Final Offer 1-M %	# of Bumps
01/14/08	Bright Horizons Family Solutions	Bain Capital Partners	1,327.0	06/11/07	47.00	01/14/08	48.25	2.7%	43.3%	30.7%	47.1%	34.1%	4
06/19/08	Apria Healthcare Group Inc.	Blackstone Group LP	1,571.0	04/14/08	22.00	06/19/08	21.00	(4.5%)	39.1%	37.8%	32.7%	31.5%	3
09/23/09	SkyTerra Communications Inc.	Harbinger Capital Partners	1,232.0	09/08/09	4.25	09/23/09	5.00	17.6%	25.0%	25.7%	47.1%	47.9%	1
11/05/09	IMS Health Inc.	TPG Capital, Canada Pension Plan	5,081.0	10/17/09	21.50	11/05/09	22.00	2.3%	46.6%	38.4%	50.0%	41.6%	1
03/08/10	infoGroup Inc.	CCMP Capital Advisors LLC	637.0	02/12/10	8.40	03/08/10	8.00	(4.8%)	23.3%	27.1%	17.5%	21.0%	3
03/29/10	Bway Holding Co	Madison Dearborn Partners LLC	901.0	11/24/09	18.50	03/29/10	20.00	8.1%	6.6%	18.2%	15.3%	27.8%	2
04/12/10	Dyncorp International LLC	Cerberus Capital Management LP	1,402.0	01/21/10	20.00	04/12/10	17.55	(12.3%)	70.2%	76.4%	49.4%	54.8%	6
04/24/10	CKE Restaurants Inc.	Apollo Management LP	1,013.0	04/06/10	11.50	04/24/10	12.55	9.1%	29.1%	37.6%	40.9%	50.1%	1
04/26/10	Protection One Inc.	GTCR Golder Rauner, LLC.	804.0	02/23/10	13.50	04/26/10	15.50	14.8%	90.1%	101.5%	118.3%	131.3%	1
05/04/10	Interactive Data Corp	Silver Lake, Warburg Pincus	3,031.0	02/17/10	35.00	05/04/10	33.86	(3.3%)	37.4%	39.1%	32.9%	34.5%	3
05/06/10	inVentiv Health Inc	Thomas H Lee Partners	1,128.0	03/22/10	23.00	05/06/10	26.00	13.0%	34.1%	56.7%	51.6%	77.1%	3
07/22/10	AmeriCredit Corp.	General Motors Co.	3,314.0	06/28/10	23.00	07/22/10	24.50	6.5%	16.8%	19.9%	24.4%	27.7%	2
08/09/10	Inergy Holdings LP	Inergy LP	2,066.0	07/29/10	33.56	08/09/10	33.39	(0.5%)	5.4%	18.4%	4.9%	17.8%	3
09/20/10	Internet Brands, Inc.	Hellman & Friedman LLC	581.0	08/31/10	13.00	09/20/10	13.35	2.7%	42.7%	31.4%	46.5%	35.0%	2
10/11/10	Gymboree Corp	Bain Capital	1,673.0	07/19/10	60.00	10/11/10	65.40	9.0%	42.0%	48.5%	54.8%	61.8%	3
10/11/10	American Commercial Lines LLC	Platinum Equity LLC	763.0	06/17/10	25.00	10/11/10	33.00	32.0%	(24.9%)	(12.1%)	(0.9%)	16.1%	5
11/15/10	Mediacom Communications Corp.	Rocco B. Commisso	3,613.0	05/31/10	6.00	11/15/10	8.75	45.8%	12.6%	(9.1%)	64.2%	32.6%	4
11/23/10	J.Crew Group Inc	TPG Capital, Leonard Green & Partners	2,737.0	11/01/10	41.00	11/23/10	43.50	6.1%	12.4%	29.0%	19.2%	36.8%	4
11/26/10	CPI International Inc.	Veritas Capital	522.0	09/08/10	16.50	11/26/10	19.50	18.2%	14.0%	16.9%	34.8%	38.1%	3
2008 Average								(0.9)%	41.2%	34.2%	39.9%	32.8%	
2009 Average								10.0%	35.8%	32.0%	48.5%	44.7%	
2010 Average								9.6%	27.5%	33.3%	38.2%	44.2%	

Source: Securities Data Corporation, Deal Intelligence System, for completed and pending deals above US$500mm, from 2006 onwards

Sinoenergy Offer Price Bump Up After Special Committee Negotiation

Skywide's offer price has been bumped up 3 times after negotiation with Sinoenergy's Special Committee. The final offer price was agreed at $1.90 per share, a 57% increase from the initial offer price of $1.21 per share.

Offer Price Bump Up Timeline

April 2, 2009	• Skywide expressed interest in taking private Sinoenergy at a price of $1.21 per share, being the weighted stock price of Sinoenergy during the 20 business days before April 7, 2009
April 7, 2009	• Special committee formed – 4 independent directors
April 26, 2009	• Special committee negotiation with Skywide • **1st bump up:** Skywide proposed a revised offer of $1.38 per share, a 20% premium to the weighted stock price of Sinoenergy during the 20 business days before April 7, 2009
June 1, 2009	• **1st rejection** from Special committee – Skywide's offer, while encouraging, was not high enough for the special committee to commence negotiations of a definitive agreement
June 4, 2009	• **2nd bump up**: Skywide proposed a revised offer of $1.60 per share, a 33.3% premium to the weighted stock price of Sinoenergy during the 20 business days before April 7, 2009
June 16, 2009	• **2nd rejection** from Special committee – Based upon precedents M&A premium analysis of comparable companies, Skywide's revised offer is not high enough
June 18, 2009	• **3rd bump up**: Skywide proposed a revised offer of $1.90 per share, a 48.4% premium to last day prior to announcement of offer
March 29, 2010	• Independent financial advisor announced that the offer was fair to he minority shareholders of Sinoenergy • Definitive agreement signed – Based on Sinoenergy's outstanding shares of 15,942,336 as on 12 August 2009, this transaction is valued at $18.46m

Source: Company filings

citi

IRS Circular 230 Disclosure: Citigroup Inc. and its affiliates do not provide tax or legal advice. Any discussion of tax matters in these materials (i) is not intended or written to be used, and cannot be used or relied upon, by you for the purpose of avoiding any tax penalties and (ii) may have been written in connection with the "promotion or marketing" of any transaction contemplated hereby ("Transaction"). Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

Any terms set forth herein are intended for discussion purposes only and are subject to the final terms as set forth in separate definitive written agreements. This presentation is not a commitment to lend, syndicate a financing, underwrite or purchase securities, or commit capital nor does it obligate us to enter into such a commitment, nor are we acting as a fiduciary to you. By accepting this presentation, subject to applicable law or regulation, you agree to keep confidential the information contained herein and the existence of and proposed terms for any Transaction.

Prior to entering into any Transaction, you should determine, without reliance upon us or our affiliates, the economic risks and merits (and independently determine that you are able to assume these risks) as well as the legal, tax and accounting characterizations and consequences of any such Transaction. In this regard, by accepting this presentation, you acknowledge that (a) we are not in the business of providing (and you are not relying on us for) legal, tax or accounting advice, (b) there may be legal, tax or accounting risks associated with any Transaction, (c) you should receive (and rely on) separate and qualified legal, tax and accounting advice and (d) you should apprise senior management in your organization as to such legal, tax and accounting advice (and any risks associated with any Transaction) and our disclaimer as to these matters. By acceptance of these materials, you and we hereby agree that from the commencement of discussions with respect to any Transaction, and notwithstanding any other provision in this presentation, we hereby confirm that no participant in any Transaction shall be limited from disclosing the U.S. tax treatment or U.S. tax structure of such Transaction.

We are required to obtain, verify and record certain information that identifies each entity that enters into a formal business relationship with us. We will ask for your complete name, street address, and taxpayer ID number. We may also request corporate formation documents, or other forms of identification, to verify information provided.

Any prices or levels contained herein are preliminary and indicative only and do not represent bids or offers. These indications are provided solely for your information and consideration, are subject to change at any time without notice and are not intended as a solicitation with respect to the purchase or sale of any instrument. The information contained in this presentation may include results of analyses from a quantitative model which represent potential future events that may or may not be realized, and is not a complete analysis of every material fact representing any product. Any estimates included herein constitute our judgment as of the date hereof and are subject to change without any notice. We and/or our affiliates may make a market in these instruments for our customers and for our own account. Accordingly, we may have a position in any such instrument at any time.

Although this material may contain publicly available information about Citi corporate bond research, fixed income strategy or economic and market analysis, Citi policy (i) prohibits employees from offering, directly or indirectly, a favorable or negative research opinion or offering to change an opinion as consideration or inducement for the receipt of business or for compensation; and (ii) prohibits analysts from being compensated for specific recommendations or views contained in research reports. So as to reduce the potential for conflicts of interest, as well as to reduce any appearance of conflicts of interest, Citi has enacted policies and procedures designed to limit communications between its investment banking and research personnel to specifically prescribed circumstances.

Citi believes that sustainability is good business practice. We work closely with our clients, peer financial institutions, NGOs and other partners to finance solutions to climate change, develop industry standards, reduce our own environmental footprint, and engage with stakeholders to advance shared learning and solutions. Highlights of Citi's unique role in promoting sustainability include: (a) releasing in 2007 a Climate Change Position Statement, the first US financial institution to do so; (b) targeting $50 billion over 10 years to address global climate change: includes significant increases in investment and financing of renewable energy, clean technology, and other carbon-emission reduction activities; (c) committing to an absolute reduction in GHG emissions of all Citi owned and leased properties around the world by 10% by 2011; (d) purchasing more than 234,000 MWh of carbon neutral power for our operations over the last three years; (e) establishing in 2008 the Carbon Principles; a framework for banks and their U.S. power clients to evaluate and address carbon risks in the financing of electric power projects; (f) producing equity research related to climate issues that helps to inform investors on risks and opportunities associated with the issue; and (g) engaging with a broad range of stakeholders on the issue of climate change to help advance understanding and solutions.

Citi works with its clients in greenhouse gas intensive industries to evaluate emerging risks from climate change and, where appropriate, to mitigate those risks.